                                  PAINEWEBBER
                         NATIONAL TAX-FREE INCOME FUND
                                 CLASS Y SHARES

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

/ / FEDERAL TAX-FREE INCOME
/ / PROFESSIONAL MANAGEMENT
/ / PORTFOLIO DIVERSIFICATION
/ / DIVIDEND AND CAPITAL GAIN REINVESTMENT
/ / LOW MINIMUM INVESTMENT

PaineWebber National Tax-Free Income Fund ("Fund") is a series of PaineWebber Mutual Fund Trust ("Trust"). This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 10, 1995, as supplemented January 22, 1996, (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                           ------------------------

   THE CLASS Y SHARES DESCRIBED IN THIS PROSPECTUS ARE CURRENTLY OFFERED FOR
       SALE PRIMARILY TO PARTICIPANTS IN THE INSIGHT INVESTMENT ADVISORY
         PROGRAM ('INSIGHT'), WHEN PURCHASED THROUGH THAT PROGRAM. SEE
                                 'PURCHASES.'

                           ------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-
               SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           ------------------------

 THE DATE OF THIS PROSPECTUS IS NOVEMBER 10, 1995, AS SUPPLEMENTED JANUARY 22,
                                     1996.

                            PAINEWEBBER MUTUAL FUNDS


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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of the Fund.



                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares..................................     None
Sales charge on reinvested dividends.................................     None
Redemption fee or deferred sales charge..............................     None
Maximum annual investment advisory fee payable by shareholders through INSIGHT (as a percentage of average daily value of
  shares held)(1)....................................................     1.50%


                       ANNUAL FUND OPERATING EXPENSES(2)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management fees......................................................     0.50%
12b-1 fees...........................................................     0.00
Other expenses (estimated)...........................................     0.13
                                                                         -----
Total operating expenses (estimated).................................     0.63%
                                                                         =====
------------------
(1) Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT (generally charged quarterly in advance), which may be charged to the INSIGHT participants' PaineWebber account.

(2) See 'Management' for additional information. 'Other expenses' are estimated based on the expenses incurred by the Fund's Class A shares for the fiscal year ended February 28, 1995. Does not include the INSIGHT fee.

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                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would directly or indirectly pay the following expenses (including 1.50% annual INSIGHT fee) on a $1,000 investment in each Fund, assuming a 5% annual return:

                  ONE YEAR                   THREE YEARS
                  --------                   -----------
                    $22                          $67


     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Class Y shares of the Fund.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to the Class Y shares of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

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                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund is a diversified series of an open-end management investment company. Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') is the Fund's investment adviser and administrator.

     The Fund invests primarily in investment grade debt obligations of varying maturities issued by states, municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax ('municipal securities' or 'municipal obligations'). The Fund seeks to invest 100% of its net assets in municipal obligations with varying maturities. Except under unusual market conditions, the Fund invests at least 80% of its net assets in municipal obligations that pay interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT') ('AMT exempt interest'). See 'Other Investment Policies.'

     The Fund may invest in municipal obligations of issuers in any state that meet its investment standards and pay interest that is exempt from federal income tax. Municipal obligations include, but are not limited to, municipal bonds, floating rate and variable rate municipal obligations, inverse floaters, participation interests in municipal bonds, tax-exempt commercial paper, tender option bonds and short-term municipal notes. Municipal bonds include industrial development bonds ('IDBs'), municipal lease obligations and certificates of participation therein, put bonds and private activity bonds ('PABs'). The Fund also may invest in stand-by commitments, as described in the Statement of Additional Information. The Fund may not invest more than 10% of its total assets in inverse floaters. Because most PABs do not pay AMT exempt interest, the Fund will not invest more than 20% of its net assets in such PABs, except under unusual market conditions. The principal municipal obligations in which the Fund invests are described in Appendix A to this Prospectus.

     There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. In addition, the Fund's policy of investing at least 80% of its net assets in municipal obligations that pay AMT exempt interest may not be changed without shareholder approval. All other investment policies may be changed without shareholder approval by the Trust's board of trustees.

OTHER INVESTMENT POLICIES AND RISK FACTORS

     CREDIT QUALITY. The Fund invests only in municipal securities that present acceptable credit risks in the judgment of Mitchell Hutchins and that at the time of purchase are rated at least Baa or MIG-2 by Moody's Investors Service, Inc. ('Moody's'), BBB or SP-2 by Standard & Poor's, a division of The McGraw

Hill Companies, Inc. ('S&P'), have been assigned an equivalent rating by another nationally recognized statistical rating organization ('NRSRO') or, if unrated, are determined by Mitchell Hutchins to be of comparable quality.

     Moody's and S&P may assign equivalent ratings to those described above for specific categories of securities. See the Statement of Additional Information for further information about Moody's and S&P's ratings.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a 'when-issued' basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk

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of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     YIELD AND RISK FACTORS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed-income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Further, if general market interest rates are increasing, the prices of municipal obligations ordinarily will decrease and, if rates decrease, the opposite generally will be true. During periods of market uncertainty, the market values of fixed income securities can become volatile. The Fund may invest in municipal securities with a broad range of maturities, based on Mitchell Hutchins' judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Accordingly, the average weighted maturity of the Fund's portfolio may vary.

     Ratings of municipal securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Mitchell Hutchins will consider such an event in deciding whether the Fund should continue to hold the security but is not required to dispose of it. However, in the event that, due to a downgrade of one or more debt securities, an amount in excess of 5% of the net assets of the Fund is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of these securities to the extent necessary to ensure that the Fund's holdings of these securities do not exceed 5% of its net assets. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Securities rated BBB by S&P or Baa by Moody's are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade municipal securities. In addition, future federal, state and local laws may adversely affect the tax-exempt status of interest on the Fund's portfolio securities or of the exempt-interest dividends paid by the Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of municipal securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent investigation.

     The Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security also might affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. The Fund may be subject to greater risk than other funds that do not follow this practice.

     OTHER INVESTMENT POLICIES. During unusual market conditions, including when in the opinion of Mitchell Hutchins there are insufficient suitable municipal obligations available, the Fund, for defensive purposes, temporarily may invest more than 20% of its net assets in other municipal obligations.

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For this purpose, 'suitable municipal obligations' means municipal obligations that pay AMT exempt interest.

     The Fund expects that under normal circumstances it will maintain needed liquidity through the purchase of short-term municipal securities, including tender option bonds. However, when Mitchell Hutchins believes unusual circumstances warrant a defensive position, including when in the opinion of Mitchell Hutchins no suitable municipal obligations are available, the Fund temporarily and without percentage limit may hold cash and invest in taxable money market instruments, including repurchase agreements. Interest earned from such taxable investments will be taxable to investors as ordinary income when distributed. If the Fund holds cash, the cash would not earn income and would reduce the Fund's yield.

     The Fund is authorized to engage in certain option income strategies and to use options and futures in hedging strategies, all of which may generate taxable income. The Fund has not engaged in these strategies in the past and has no intention of so doing during the coming year. A discussion of these strategies is included in the Statement of Additional Information. The Fund may borrow money for emergency or temporary purposes, but not in excess of 10% of its total assets. The Fund will not invest more than 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees.

                                   PURCHASES

     Class Y shares are sold to eligible investors at the net asset value next determined (see 'Valuation of Shares') after the purchase order is received at PaineWebber's New York City offices. No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber Incorporated ('PaineWebber') as the exclusive dealer for the sale of those shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of the Class Y shares for a period of time.

     PURCHASES BY INSIGHT PARTICIPANTS. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing Systemsm and certain specified other mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced. Please contact your PaineWebber investment executive or PaineWebber correspondent firm or call 1-800-697-1568 for more information

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concerning mutual funds that are available to INSIGHT participants or for other
INSIGHT program information.

     ACQUISITION OF CLASS Y SHARES BY OTHERS. Certain present holders of Class Y shares who are not current INSIGHT participants may acquire Class A shares of the Fund without a sales charge. This category includes former employees of Kidder, Peabody & Co., Incorporated, their associated accounts and present and former directors and trustees of the former Kidder, Peabody mutual funds. The Fund is authorized to offer Class Y shares to employee benefit and retirement plans of Paine Webber Group Inc., and its affiliates and certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in these two categories.


                                  REDEMPTIONS

     Class Y shares may be redeemed at their net asset value and redemption proceeds will be paid after receipt of a redemption request as described below.

     REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. INSIGHT participants may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Class Y shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days of receipt of the request, repurchase proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange ('NYSE') is open for business.

     PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

     REDEMPTION THROUGH THE TRANSFER AGENT. Shareholders also may redeem Class Y shares through the Fund's transfer agent, PFPC Inc. ('Transfer Agent'). Shareholders should mail redemption requests directly to the Transfer Agent:
PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'

     ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

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     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account having a net asset value below the lesser of $500 or the current minimum for initial purchases. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to the minimum required level or more within 60 days of the notice. The Fund will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share.

                              DIVIDENDS AND TAXES

     DIVIDENDS. Dividends from the Fund's net investment income are declared daily and paid monthly, on about the fifteenth day of each month. Net investment income includes accrued interest and discount, less amortization of premium and accrued expenses, with respect to municipal securities. The Fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, together with any other taxable income (including any net short-term capital gain) at least annually. The Fund may make more frequent distributions of any net capital gain and other taxable income if necessary to avoid a 4% excise tax on undistributed income and capital gain.

     Dividends and other distributions are paid in additional Class Y shares at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or capital gain distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms.

     FEDERAL INCOME TAX. The Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code so that it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

     Distributions by the Fund that it designates as 'exempt-interest dividends' generally may be excluded from gross income by a shareholder. In order to pay exempt-interest dividends to its shareholders, the Fund must (and intends to continue to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible. If the Fund invests in certain PABs, shareholders must include a portion of their exempt-interest dividends from the Fund in calculating their liability for the AMT. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax.

     If the Fund realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders.

     The Fund notifies its shareholders following the end of each calendar year of the amounts of exempt-interest dividends (and any portion thereof that is not AMT exempt interest), taxable dividends and capital gain distributions paid (or deemed paid) that year.

     A redemption of shares of the Fund may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.

     ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Therefore prospective investors are urged to consult their tax advisers.

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                              VALUATION OF SHARES

     The net asset value of the Fund's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

     The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value.

                                   MANAGEMENT

     The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the day-to-day management of the Fund. Mitchell Hutchins, the Fund's investment adviser and administrator, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee from the Fund for these services at the annual rate of 0.50% of the Fund's average daily net assets. Brokerage transactions for the Fund may be conducted through PaineWebber in accordance with procedures adopted by the Trust's board of trustees.

     The Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. The Fund incurs other expenses, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of the trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, and extraordinary expenses, including costs or losses in any litigation.

     Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New

York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of October 31, 1995, Mitchell Hutchins was adviser or subadviser of 38 investment companies with 75 separate portfolios and aggregate assets of over $29.0 billion.

     Elbridge (Ebby) T. Gerry III, a senior vice president of Mitchell Hutchins, is a portfolio manager for the Fund. Richard S. Murphy, a senior vice president of Mitchell Hutchins, is also a portfolio manager and has day-to-day responsibility for the Fund. Mr. Gerry has held his Fund responsibilities since January 22, 1996. Mr. Murphy has held his Fund responsibilities since July 1, 1994.

     Mr. Gerry manages or oversees over $4 billion in municipal assets at Mitchell Hutchins, including municipal bonds and money funds and private accounts. Mr. Gerry has been with Mitchell Hutchins since January 1996. Prior to that date Mr. Gerry was associated with J.P. Morgan Private Banking since 1981 where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Murphy has been with Mitchell Hutchins since April 1994. From 1990 to March 1994, he was a vice president at American International Group, where he managed the municipal bond portfolio.

     Other members of Mitchell Hutchins' tax-exempt investments group provide input on market outlook, interest rate forecasts, and other considerations pertaining to tax-exempt investments.

     Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes

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procedures for personal investing and restricts certain transactions.

                            PERFORMANCE INFORMATION

     The Fund performs a standarized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for one-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

     The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

     The Fund also may advertise its yield or tax-equivalent yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Class Y share, expressed as an annualized percentage of the net asset value per share at the end of the period. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as the Fund's tax-exempt yield (yield excluding taxable income). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

     Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

                              GENERAL INFORMATION

     ORGANIZATION. PaineWebber Mutual Fund Trust is a Massachusetts business trust which is registered with the SEC as open-end management investment company. PaineWebber Mutual Fund Trust was organized under a Declaration of Trust dated November 21, 1986. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. At present, shares of one other series have been authorized.

     The shares of beneficial interest of the Fund are divided into four Classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon redemption and will automatically convert to Class A shares approximately six years after issuance,
(4) Class C shares are not subject to an initial sales charge, but are subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares, which may be offered only to limited classes of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees.

     The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those Classes. More information concerning the other Classes of shares of the Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1968.

     The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees of the Trust are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the four Classes of shares, such dividends are likely to be lower for the other Classes than for the Class Y shares. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940 ('1940 Act').

     To avoid additional operating costs and for investor convenience, the Fund does not issue share certificates. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 is custodian of each Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

     CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

                                   APPENDIX A

     The Fund may invest in a variety of municipal securities, as described below:

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term 'municipal bonds' also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Fund generally invests in municipal lease obligations through certificates of participation. The Fund does not presently intend to purchase municipal lease obligations that are not rated by Moody's or S&P.

     INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term 'municipal bonds' if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Fund in calculating their liability for the AMT. See 'Dividends and Taxes.' The Fund is authorized to invest more than 25% of its net assets in IDBs and PABs.

     FLOATING RATE AND VARIABLE RATE OBLIGATIONS. Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks, the credit standing of which affects the credit quality of the obligations.

     PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the 'tender option'). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     PUT BONDS. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     INVERSE FLOATERS. The Fund may invest in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts-an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or 'inverse floater,' which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with inverse floaters, the Fund will not invest more than 10% of its total assets in inverse floaters.

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
                              [COVER]


                               PAINEWEBBER

                               National Tax-Free
                               Income Fund

                               Class Y Shares

                        ------------------------------

                              TABLE OF CONTENTS
                                                        PAGE
                                                       ----
Fund Expenses..................................          2
Investment Objective and Policies..............          4
Purchases......................................          6
Redemptions....................................          7
Dividends and Taxes............................          8
Valuation of Shares............................          9
Management.....................................          9
Performance Information........................         10
General Information............................         10
Appendix A.....................................         12

PROSPECTUS
November 10, 1995, as
supplemented January 22, 1996.

(Copyright) 1995 PaineWebber Incorporated
            Recycled
            Paper

                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                                 CLASS Y SHARES

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     PaineWebber National Tax-Free Income Fund ('Fund') is a series of PaineWebber Mutual Fund Trust ('Trust'), a professionally managed mutual fund. The Fund seeks high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 10, 1995, as revised January 22, 1996. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 10, 1995, as revised January 22, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

     RATINGS AS INVESTMENT CRITERIA. Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's, a division of The McGraw Hill Companies, Inc. ('S&P') are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to municipal securities by Moody's and S&P is included in Appendix B to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by the Fund or of the exempt-interest dividends received by the Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

     TYPES OF MUNICIPAL SECURITIES. The types of municipal securities identified in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families. The Fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions-- Segregated Accounts.' The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

     STAND-BY COMMITMENTS. The Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. Although the Fund does not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, the Fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     The Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although the Fund could sell the underlying securities to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

     PUT BONDS. The Fund may invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a 'one time only' put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     MUNICIPAL LEASE OBLIGATIONS. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest more than 5% of its total assets in such uninsured 'non-appropriation' municipal lease obligations. There is no limitation on the Fund's ability to invest in other municipal lease obligations.

     PARTICIPATION INTERESTS. The Fund also may invest in participation interests in municipal bonds, including industrial development bonds ('IDBs'), private activity bonds ('PABs') and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     REPURCHASE AGREEMENTS. The Fund does not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances, because repurchase agreements are transactions that generate taxable income. The Fund is, however, authorized to enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.


     FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES. As noted in the Prospectus, the Fund may invest in floating rate and variable rate municipal securities with or without demand features. A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit or guarantee from a bank. As discussed under 'Participation Interests,' to the extent that payment of an obligation is backed by a bank's letter of credit or guarantee, such payment may be subject to the bank's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury Bill rate. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

     ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees.

     The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in each Fund's portfolio and reports periodically on liquidity decisions to the Trust's board of trustees.

     In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any over-the-counter ('OTC') options written by the Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Related Income Strategies,' segregated accounts may also be required in connection with certain transactions involving options or futures contracts.

INVESTMENT LIMITATIONS OF THE FUND

     The Fund may not (1) issue senior securities or borrow money, except from banks for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; (2) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (3) purchase or sell real estate, provided that the Fund may invest in municipal bonds secured by real estate or interests therein; (4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts; (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon; (6) invest in oil, gas or mineral exploration or development programs; (7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; (8) make loans, except through repurchase agreements, provided that for purposes of this restriction the acquisition of municipal bonds or other municipal debt obligations shall not be deemed to be the making of a loan; (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal bonds; or (10) purchase the securities of any issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that any securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

     For purposes of limitations (9) and (10) above, the District of Columbia, Puerto Rico, each state or territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer'. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity exceeds 10% of the Fund's total assets, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

     It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

     The foregoing investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the foregoing limitations.

     The following investment restrictions may be changed by the Trust's board of trustees without shareholder approval: The Fund will not (1) purchase any security if as a result of such purchase more than 5% of its assets would be invested in securities with respect to which payment of interest and principal are the responsibility of a company, including its predecessors, with less than three years operating history; (2) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange, Inc. ('AMEX'), provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets and further provided that restriction does not apply to warrants attached to, or sold as a unit with, other securities; (4) purchase or retain the securities of any issuer if the officers and trustees of the Fund and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of an issuer) own in the aggregate more than 5% of the securities of an issuer; or (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P (or determined by Mitchell Hutchins to be of comparable quality). This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders. The Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

                     HEDGING AND RELATED INCOME STRATEGIES

     As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Hedging Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts, to attempt to hedge the Fund's portfolios and may use options to attempt to enhance the Fund's income. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information. Because the Fund intends to use options and futures for hedging purposes, the Fund may enter into options and futures transactions that approximate (but do not exceed) the full value of its portfolio. However, the Fund currently does not intend to engage in hedging or related income strategies. Any income realized from the use of options and futures would be taxable to shareholders; therefore, the Fund would engage in hedging or related income strategies only under unusual market conditions. The use of options and futures solely to enhance income may be considered a form of speculation.

     Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.


     The use of Hedging Instruments is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ('CFTC') and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See 'Taxes.'

     In addition to the products, strategies and risks described below, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the

Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, the Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or

(2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions--Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on municipal debt securities are not currently available. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     In the event that options on indices of municipal and non-municipal debt securities become available, the Fund may purchase and write put and call options on such indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

     GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

          1. The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

          2. The aggregate value of securities underlying put options written by the Fund determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

          3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

     FUTURES. The Fund may purchase and sell municipal bond index futures contracts, municipal debt futures contracts and purchase put and call options, and write covered put and call options, on such futures contracts. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

          1. To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

          2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

          3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

                             TRUSTEES AND OFFICERS

     The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH THE TRUST        OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
E. Garrett Bewkes, Jr.**; 69      Trustee and    Mr. Bewkes is a director of,
                                Chairman of the    and consultant to, Paine
                                   Board of        Webber Group Inc. ('PW
                                   Trustees        Group') (holding company of
                                                   PaineWebber and Mitchell
                                                   Hutchins). Prior to 1988, he
                                                   was chairman of the board,
                                                   president and chief
                                                   executive office of American
                                                   Bakeries Company. Mr. Bewkes
                                                   is also a director of
                                                   Interstate Bakeries
                                                   Corporation and NaPro
                                                   BioTherapeutics, Inc. and a
                                                   director or trustee of 24
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Meyer Feldberg; 53                  Trustee      Mr. Feldberg is Dean and
Columbia University                                Professor of Management of
101 Uris Hall                                      the Graduate School of
New York, New York 10027                           Business, Columbia
                                                   University. Prior to 1989,
                                                   he was president of the
                                                   Illinois Institute of
                                                   Technology. Dean Feldberg is
                                                   also a director of AMSCO
                                                   International Inc.,
                                                   Federated Department Stores
                                                   Inc., and New World
                                                   Communications Group
                                                   Incorporated and a director
                                                   or trustee of 16 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

George W. Gowen; 66                 Trustee      Mr. Gowen is a partner in the
666 Third Avenue                                   law firm of Dunnington,
New York, New York 10017                           Bartholow & Miller. Prior to
                                                   May 1994, he was a partner
                                                   in the law firm of Fryer,

                                                   Ross & Gowen. Mr. Gowen is
                                                   also a director of Columbia
                                                   Real Estate Investments,
                                                   Inc. and a director or
                                                   trustee of 14 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Frederic V. Malek; 59               Trustee      Mr. Malek is chairman of
901 15th Street, N.W.                              Thayer Capital Partners
Suite 300                                          (investment bank) and a
Washington, D.C. 20005                             co-chairman and director of
                                                   CB Commercial Group Inc.
                                                   (real estate). From January
                                                   1992 to November 1992, he
                                                   was campaign manager of
                                                   Bush-Quayle '92. From 1990
                                                   to 1992, he was vice
                                                   chairman and,

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH THE TRUST        OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
                                                   from 1989 to 1990, he was
                                                   president of Northwest
                                                   Airlines Inc., NWA Inc.
                                                   (holding company of
                                                   Northwest Airlines Inc.) and
                                                   Wings Holdings Inc. (holding
                                                   company of NWA Inc.). Prior
                                                   to 1989, he was employed by
                                                   the Marriott Corporation
                                                   (hotels, restaurants,
                                                   airline catering and
                                                   contract feeding), where he
                                                   most recently was an
                                                   executive vice president and
                                                   president of Marriott Hotels
                                                   and Resorts. Mr. Malek is
                                                   also a director of American
                                                   Management Systems, Inc.,
                                                   Automatic Data Processing,
                                                   Inc., Avis, Inc., FPL Group,
                                                   Inc., ICF International,
                                                   Manor Care, Inc. National
                                                   Education Corporation and
                                                   Northwest Airlines Inc. and
                                                   a director or trustee of 14
                                                   other investment companies
                                                   for which Mitchell Hutchins

                                                   or PaineWebber serves as
                                                   investment adviser.

Judith Davidson Moyers; 60          Trustee      Mrs. Moyers is president of
Public Affairs Television                          Public Affairs Television,
356 W. 58th Street                                 Inc., an educational
New York, New York 10019                           consultant and a home
                                                   economist. Mrs. Moyers is
                                                   also a director of Ogden
                                                   Corporation and a director
                                                   or trustee of 14 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Margo N. Alexander; 48             President     Mrs. Alexander is president,
                                                   chief executive officer and
                                                   a director of Mitchell
                                                   Hutchins. Prior to January
                                                   1995, Mrs. Alexander was an
                                                   executive vice president of
                                                   PaineWebber. Mrs. Alexander
                                                   is also a director or
                                                   trustee of eight investment
                                                   companies and president of
                                                   31 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber
                                                   serves as investment
                                                   adviser.

Cynthia N. Bow; 37              Vice President   Ms. Bow is a vice president of
                                                   Mitchell Hutchins. Ms. Bow
                                                   has been with Mitchell
                                                   Hutchins since 1982. Ms. Bow
                                                   is also a vice president of
                                                   one other investment company
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Teresa M. Boyle; 37             Vice President   Ms. Boyle is a first vice
                                                   president and manager--
                                                   advisory administration of
                                                   Mitchell Hutchins.

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH THE TRUST        OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
                                                   Prior to November 1993, she
                                                   was Compliance Manager of

                                                   Hyperion Capital Management,
                                                   Inc., an investment advisory
                                                   firm. Prior to April 1993,
                                                   Ms. Boyle was a vice
                                                   president and manager--legal
                                                   administration of Mitchell
                                                   Hutchins. Ms. Boyle is also
                                                   a vice president of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Gigi L. Capes; 31               Vice President   Ms. Capes is a vice president
                                      and          and the tax manager of the
                                   Assistant       mutual fund finance division
                                   Treasurer       of Mitchell Hutchins. Prior
                                                   to 1992, she was a tax
                                                   senior consultant with KPMG
                                                   Peat Marwick. Ms. Capes is
                                                   also a vice president and
                                                   assistant treasurer of 30
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   and PaineWebber serves as
                                                   investment adviser.

Joan L. Cohen; 31               Vice President   Ms. Cohen is a vice president
                                      and          and attorney of Mitchell
                                   Assistant       Hutchins. Prior to December
                                   Secretary       1993, she was an associate
                                                   at the law firm of Seward &
                                                   Kissel. Ms. Cohen is also a
                                                   vice president and assistant
                                                   secretary of 24 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

C. William Maher; 34            Vice President   Mr. Maher is a first vice
                                      and          president and a senior
                                   Assistant       manager of the mutual fund
                                   Treasurer       finance division of Mitchell
                                                   Hutchins. Mr. Maher is also
                                                   a vice president and
                                                   assistant treasurer of 31
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Dennis McCauley; 48             Vice President   Mr. McCauley is a managing
                                                   director and Chief

                                                   Investment Officer--Fixed
                                                   Income of Mitchell Hutchins.
                                                   Prior to December 1994, he
                                                   was Director of Fixed Income
                                                   Investments of IBM
                                                   Corporation. Mr. McCauley is
                                                   also a vice president of 17
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH THE TRUST        OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
Ann E. Moran; 38                Vice President   Ms. Moran is a vice president
                                      and          of Mitchell Hutchins. Ms.
                                   Assistant       Moran is also a vice
                                   Treasurer       president of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Richard S. Murphy; 40           Vice President   Mr. Murphy is a senior vice
                                                   president of Mitchell
                                                   Hutchins. Prior to March
                                                   1994 Mr. Murphy was a vice
                                                   president at American
                                                   International Group.

Dianne E. O'Donnell; 43         Vice President   Ms. O'Donnell is a senior vice
                                      and          president and deputy general
                                   Secretary       counsel of Mitchell
                                                   Hutchins. Ms. O'Donnell is
                                                   also a vice president and
                                                   secretary of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Victoria E. Schonfeld; 45       Vice President   Ms. Schonfeld is a managing
                                                   director and general counsel
                                                   of Mitchell Hutchins. From
                                                   April 1990 to May 1994, she
                                                   was a partner in the law
                                                   firm of Arnold & Porter. Ms.
                                                   Schonfeld is also a vice
                                                   president of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or

                                                   PaineWebber serves as
                                                   investment adviser.

Paul H. Schubert; 33            Vice President   Mr. Schubert is a first vice
                                      and          president and a senior
                                   Assistant       manager of the mutual fund
                                   Treasurer       finance division of Mitchell
                                                   Hutchins. From August 1992
                                                   to August 1994, he was a
                                                   vice president at BlackRock
                                                   Financial Management, Inc.
                                                   Prior to August 1992, he was
                                                   an audit manager with Ernst
                                                   & Young LLP. Mr. Schubert is
                                                   also a vice president and
                                                   assistant treasurer of 31
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Julian F. Sluyters; 35          Vice President   Mr. Sluyters is a senior vice
                                      and          president and the director
                                   Treasurer       of the mutual fund finance
                                                   division of Mitchell
                                                   Hutchins. Prior to 1991, he
                                                   was an audit senior manager
                                                   with Ernst & Young LLP. Mr.
                                                   Sluyters is also a vice
                                                   president and treasurer of
                                                   31 other investment
                                                   companies for

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH THE TRUST        OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Gregory K. Todd; 39             Vice President   Mr. Todd is a first vice
                                      and          president and associate
                                   Assistant       general counsel of Mitchell
                                   Secretary       Hutchins. Prior to 1993, he
                                                   was a partner in the firm of
                                                   Shereff, Friedman, Hoffman &
                                                   Goodman. Mr. Todd is also a
                                                   vice president and assistant
                                                   secretary of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as

                                                   investment adviser.

Keith A. Weller; 34             Vice President   Mr. Weller is a first vice
                                      and          president and associate
                                   Assistant       general counsel of Mitchell
                                   Secretary       Hutchins. From September
                                                   1987 to May 1995, he was an
                                                   attorney in private
                                                   practice. Mr. Weller is also
                                                   a vice president and
                                                   assistant secretary of 23
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.
------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mr. Bewkes is an 'interested person' of the Trusts as defined in the 1940 Act by virtue of his position with PW Group.

     The Trust pays trustees who are not 'interested persons' of the Trust ('disinterested trustees') $2,000 annually. The Trust also pays its disinterested trustees $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trusts own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the Fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer. The table below includes certain information relating to the compensation of the Trust's current trustees who held office during the fiscal year ended February 28, 1995.

                               COMPENSATION TABLE

                                              PENSION OR                 TOTAL
                                              RETIREMENT              COMPENSATION
                                 AGGREGATE     BENEFITS   ESTIMATED     FROM THE
                                COMPENSATION  ACCRUED AS    ANNUAL     TRUST AND
                                    FROM       PART OF A   BENEFITS       THE
                                    THE         TRUST'S      UPON         FUND
   NAME OF PERSON, POSITION        TRUST*      EXPENSES   RETIREMENT    COMPLEX**
------------------------------  ------------  ----------  ----------  ------------
E. Garrett Bewkes, Jr.,
  Trustee and Chairman of the
  Board of Trustees...........        --           --          --          --

Meyer Feldberg,
  Trustee.....................      $2,750         --          --       $106,375
George W. Gowen,
  Trustee.....................       2,500         --          --         99,750
Frederic V. Malek,
  Trustee.....................       2,750         --          --         99,750
Judith Davidson Moyers,
  Trustee.....................       2,500         --          --         98,500

------------------
 * Represents fees paid to each trustee during the fiscal year ended February 28, 1995.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1995.


               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract dated April 21, 1988 with the Trust, as supplemented by a Fee Agreement dated June 30, 1992 ('Advisory Contract'). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets.

     Pursuant to the Advisory Contract and a substantially identical prior contract, for the fiscal years ended February 28, 1995, February 28, 1994, the fiscal period ended February 28, 1993 and the fiscal year ended November 30, 1992, the Fund paid (or accrued) to Mitchell Hutchins the amounts of $2,891,059, $3,374,932, $695,966 and $2,136,708, respectively.

     Under a Service Agreement with the Trust that is reviewed by the Trust's board of trustees annually, PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent. Pursuant to the Service Agreement, during the fiscal years ended February 28, 1995, February 28, 1994, the fiscal period ended February 28, 1993 and the fiscal year ended November 30, 1992, the Fund paid (or accrued) the amounts of $64,620, $67,293, $14,710 and $47,399, respectively.

     Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated between the appropriate Funds by or under the direction of the board of trustees in such manner as the board deems fair and equitable. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees;
(11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently the most restrictive such limit applicable to a Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended February 28, 1995, February 28, 1994, for the fiscal period ended February 28, 1993 and for the fiscal year ended November 30, 1992, PaineWebber and Mitchell Hutchins were not required to reimburse either the Fund pursuant to state limitations.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

     The following table shows the approximate net assets as of December 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                               NET ASSETS
                    INVESTMENT CATEGORY                         ($ MIL)
                    -------------------                        ----------
Domestic (excluding Money Market)...........................   $  5,674.6
Global......................................................      2,847.3
Equity/Balanced.............................................      2,810.4
Fixed Income (excluding Money Market).......................      5,711.5
     Taxable Fixed Income...................................      3,957.9
     Tax-Free Fixed Income..................................      1,753.6
Money Market Funds..........................................     20,622.2

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class Y shares of the Fund under a distribution contract with the Trust dated November 10, 1995 ('Distribution Contract'). The Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Class Y shares of the Fund are offered continuously. Under an exclusive dealer agreement between Mitchell Hutchins and PaineWebber dated November 10, 1995 ('Exclusive Dealer Agreement'), PaineWebber and its correspondent firms sell the Fund's Class Y shares.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Trust's board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. The Fund effects its portfolio transactions with municipal bond dealers. Municipal securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Since inception, the Fund has not paid any brokerage commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended February 28, 1995 and February 28, 1994, respectively, the portfolio turnover rates for the Fund were 59.85% and 15.87%.

                              VALUATION OF SHARES

     The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. All other assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

                            PERFORMANCE INFORMATION

     The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in a Fund's Performance Advertisements are calculated according to the following formula:

  P(1 + T)n    =    ERV
where:    P    =    a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T    =    average annual total return of shares of that Class
          n    =    number of years
        ERV    =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value. The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Because Class Y shares are subject to neither initial nor contingent deferred sales charges, Non-Standardized Return for the same period of time will be the same as Standardized Return.

     YIELD. Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

                            6
YIELD   =   2 [( a - b  + 1)  -1]
                 -----
                  cd

where: a    =    interest earned during the Period attributable to a Class of shares
       b    =    expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
       c    =    the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends
       d    =    the net asset value per share on the last day of the Period.

     Except as noted below, in determining net investment income earned during the Period (variable 'a' in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     Tax-exempt yield is calculated according to the same formula except that variable 'a' equals interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

                         E
TAX EQUIVALENT YIELD = (---) + t
                        1-p

       E =    tax-exempt yield of a Class of shares
       p =    stated income tax rate
       t  =   taxable yield of a Class of shares

     OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indexes, including (but not limited to) the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA,

Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     FEDERAL TAXES. In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code plus its investment company taxable income (consisting generally of taxable net investment income plus net short-term capital gain) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, 'substantial user' is defined to include a 'non-exempt person' who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Although the Fund currently does not expect to invest in instruments that generate taxable interest income, if the Fund does so, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits, and only the remaining portion will qualify as an 'exempt-interest dividend' (as described in the Prospectus). The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as exempt-interest may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. The Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. The Fund invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by the Fund is eligible for the dividends-received deduction allowed to corporations.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     TAX-FREE INCOME VS. TAXABLE INCOME. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1995 federal individual income tax rates. For example, a couple with taxable income of $90,000 in 1995, or single individuals with taxable income of $55,000 in 1995, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.70% taxable yield to receive the same benefit.

                   1995 FEDERAL TAXABLE VS. TAX-FREE YIELDS*

                                                                  A TAX-FREE YIELD OF
    TAXABLE INCOME (000'S)                          ---------------------------------------------
-------------------------------                     4.00%     5.00%     6.00%     7.00%     8.00%
   SINGLE            JOINT          FEDERAL TAX     -----     -----     -----     -----     -----
   RETURN            RETURN           BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
------------     --------------     -----------     ---------------------------------------------
$    0-- 22.1    $     0-- 36.9        15.00%       4.71%     5.88%     7.06%      8.24%     9.41%
  22.1-- 53.5       36.9-- 89.2        28.00        5.56      6.94      8.33       9.72     11.11
  53.5--115.0       89.2--140.0        31.00        5.80      7.25      8.70      10.14     11.59
 115.0--250.0      140.0--250.0        36.00        6.25      7.81      9.38      10.94     12.50
  Over 250.0         Over 250.0        39.60        6.62      8.28      9.93      11.59     13.25

------------------
*Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of the Fund's yield. The Fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions.

                               OTHER INFORMATION

     The name of the Trust is PaineWebber Mutual Fund Trust. Prior to April 6, 1992, the name of PaineWebber Mutual Fund Trust was PaineWebber California Tax-Free Income Fund. Prior to July 1, 1991, the name of this Trust was PaineWebber California Tax-Exempt Income Fund. Prior to June 30, 1992, National Tax-Free Income Fund was a series of a different Massachusetts business trust, PaineWebber Managed Municipal Trust.

     The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Declaration of Trust disclaims shareholder liability for the obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trust's trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C., 20036-1800, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                                                      APPENDIX A

THE FUND MAY USE THE FOLLOWING HEDGING AND OPTION INCOME INSTRUMENTS:

     OPTIONS ON DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges. At present, only options on U.S. Treasury securities are listed for trading on any recognized exchange.

     OPTIONS ON INDEXES OF DEBT SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indexes of debt securities do not exist.

     MUNICIPAL BOND INDEX FUTURES CONTRACTS--A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     MUNICIPAL DEBT FUTURES CONTRACTS--A municipal debt futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of municipal debt security called for in the contract at a specified future time and at a specified price. Currently there is no public market for municipal debt futures contracts.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

                                   APPENDIX B

     Municipal bonds are rated by Moody's and S&P. Moody's and S&P also publish separate ratings for municipal notes and tax-exempt commercial paper. Descriptions of these ratings are set forth below.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay principal and interest. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC AND C. Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are continued.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

     Moody's ratings for state and municipal notes and other short-term loans are designated 'Moody's Investment Grade' ('MIG' or, for variable or floating rate obligations, 'VMIG'). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

          MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

     S&P's tax-exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

          SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

          SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3.  Speculative capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-1 by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing.

Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issues rated A-1 that are determined by S&P to possess extremely strong safety characteristics are denoted with a plus (1) sign designation.

                                 [COVER]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           ------------------------

                              TABLE OF CONTENTS

                                                        PAGE
                                                        ----
Investment Policies and Restrictions...........           1
Hedging and Related Income Strategies..........           7
Trustees and Officers..........................          13
Investment Advisory and Distribution
  Arrangements.................................          18
Portfolio Transactions.........................          20
Valuation of Shares............................          21
Performance Information........................          22
Taxes..........................................          24
Other Information..............................          27
Financial Statements...........................          27
Appendix A.....................................          28
Appendix B.....................................          29



                                PAINEWEBBER
                                 NATIONAL
                                 TAX-FREE
                                INCOME FUND
                              CLASS Y SHARES

                           ------------------------

                           STATEMENT OF ADDITIONAL
                                 INFORMATION

                           ------------------------
                                 PAINEWEBBER
                           ------------------------

               NOVEMBER 10, 1995, AS REVISED JANUARY 22, 1996.


(Copyright)1996 PaineWebber Incorporated

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